UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 5, 2008

Family Dollar Stores, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-6807	56-0942963

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P.O. Box 1017, 10401 Monroe Road Charlotte, North Carolina	28201-1017

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 847-6961

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.     Results of Operations and Financial Condition.

On June 5, 2008, Family Dollar Stores, Inc. (the “Company”) issued a news release (the “News Release”) which reported sales for the four and thirteen week periods ended May 31, 2008.  A copy of the News Release is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 7.01.     Regulation FD Disclosure.

Also in the News Release, the Company reported that effective as of the beginning of the Company’s 2009 fiscal year, the Company will no longer report monthly sales results.  The Company will continue to report quarterly sales results in accordance with the National Retail Federation reporting calendar.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

99 – News Release dated June 5, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAMILY DOLLAR STORES, INC.
(Registrant)

Date:	June 5, 2008	By:	/s/ Janet G. Kelley
Janet G. Kelley
Senior Vice President-General Counsel and Secretary

Exhibit Index

Exhibit No.	Document Description
99	News Release dated June 5, 2008